                              AIM INVESTMENT FUNDS
                           AIM GLOBAL RESOURCES FUND

            11 GREENWAY PLAZA, SUITE 100, HOUSTON, TEXAS 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 17, 2001

TO THE SHAREHOLDERS:

     AIM Investment Funds (the Trust) is holding a special meeting of shareholders on August 17, 2001 at 3:00 p.m., Central Time. The place of the meeting is the Trust's offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     The Trust, a Delaware business trust, consists of nine series portfolios. This notice and the accompanying proxy statement relate to one of these series, AIM Global Resources Fund (the Fund). The purposes of the meeting are as follows:

(1) To elect twelve trustees of the Trust, each of whom will serve until his or her successor is elected and qualified;

(2) To approve a new investment advisory agreement with A I M Advisors, Inc. for the Fund;

(3) To approve changing the fundamental investment restrictions of the Fund;

(4) To approve making the investment objective of the Fund non-fundamental;

(5) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ending in 2001; and

(6) To transact such other business as may properly come before the meeting.

     You may vote at the meeting if you are the record owner of shares of the Fund as of the close of business on May 30, 2001. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, please notify us by calling 1-800-952-3502. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States. You may vote by telephone or via the Internet at the Trust's website at http://www.aimfunds.com.

     It is important that you return your signed proxy card promptly so that a quorum may be assured. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote your shares.

     Thank you for your cooperation and continued support.

                                                          By order of the Board,

                                                            /s/ CAROL F. RELIHAN
                                                                Carol F. Relihan
                                                                       Secretary

June 21, 2001

                                PROXY STATEMENT
                              DATED JUNE 21, 2001

                           AIM GLOBAL RESOURCES FUND
                           TOLL FREE: (800) 454-0327

               11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 17, 2001
--------------------------------------------------------------------------------

WHO IS ASKING FOR MY VOTE?

     The Board of Trustees (the Board) of AIM Investment Funds (the Trust) is sending you this proxy statement and the enclosed proxy card on behalf of AIM Global Resources Fund (the Fund). The Trust, a Delaware business trust, consists of nine series portfolios. This proxy statement relates to one of these series, the Fund. The Board is soliciting your proxy to vote at the special meeting of shareholders of the Trust (the meeting).

WHEN AND WHERE WILL THE MEETING BE HELD?

     The meeting will be held at the Trust's offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, at 3:00 p.m., Central Time, on August 17, 2001. If you expect to attend the meeting in person, please notify us by calling 1-800-952-3502.

WHAT PROPOSALS ARE BEING VOTED ON?

     The following table summarizes each proposal to be presented at the meeting requiring shareholder approval:

            PROPOSAL

            1. Election of members to the Trust's Board of Trustees

            2. Approval of a new investment advisory agreement with
               A I M Advisors, Inc.

            3. Approval of changing the Fund's fundamental restrictions

            4. Approval making the Fund's investment objective
               non-fundamental

            5. Ratify the Board's selection of independent accountants

            6. Consideration of other matters properly coming before
               the meeting

WHO IS ELIGIBLE TO VOTE?

     The Board is sending this proxy statement, the attached notice of meeting and the enclosed proxy card on or about June 21, 2001, to all shareholders entitled to vote. Shareholders who owned shares of beneficial interest in any class of the Fund at the close of business on May 30, 2001 (the record date) are entitled to vote. Shareholders of other portfolio series of the Trust are also entitled to vote at the meeting. The vote on Proposal 1 will be by all shareholders of the Trust; all other votes will be by shareholders of the Fund. Each share of beneficial interest in the Fund that you own entitles you to one vote on each proposal set forth in the table above (a fractional share has a fractional vote).

WHAT ARE THE DIFFERENT WAYS I CAN VOTE?

  Voting by Proxy

     Whether you plan to attend the meeting or not, the Board urges you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the meeting and vote.

     The Board has named Robert H. Graham and Gary T. Crum as proxies. If you properly fill in your proxy card and send it to the Trust in time to vote, your proxies will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxies will vote your shares with respect to Proposals 1 through 5 as recommended by the Board.

     If any other matter is properly presented, your proxies will vote in accordance with their best judgment. At the time this proxy statement was printed, the Board knew of no matters that needed to be acted on at the meeting other than those discussed in this proxy statement.

     If you appoint a proxy, you may revoke it at any time before it is exercised. You can do this by sending in another proxy with a later date or by notifying the Trust's secretary in writing before the meeting that you have revoked your proxy.

  Voting in Person

     If you do attend the meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the record date and authorizing you to vote.

  Voting by Telephone

     You may vote by telephone by following instructions that appear on the enclosed proxy materials.

  Voting on the Internet

     You may also vote your shares on the Internet at the Fund's website at http://www.aimfunds.com by following instructions that appear on the enclosed proxy materials.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that shareholders vote FOR each of the proposals described in this proxy statement.

WHAT IS THE QUORUM REQUIREMENT?

     A quorum of shareholders is necessary to hold a valid meeting. The presence in person or by proxy of shareholders entitled to cast one-third of all votes entitled to be cast at the meeting shall constitute a quorum at all meetings of the shareholders, except with respect to any matter which by law or governing instrument of the Trust requires the separate approval of the Fund, in which case the holders of one-third of the shares of the Fund entitled to vote on the matter shall constitute a quorum.

     Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will be entitled to vote your shares on Proposals 1 and 5 (election of trustees and ratification of selection of accountants) even if it has not received instructions from you. The Fund expects that your broker will not be entitled to vote on Proposals 2 through 4 (approving a new advisory agreement for the Fund, changing the Fund's investment restrictions and changing the Fund's investment objective and making it non-fundamental), unless it has received instructions from you. If your broker does not vote your shares on Proposals 2 through 4 because it has not received instructions from you, these shares will be considered broker non-votes.

     Broker non-votes and abstentions with respect to any proposal will count as present for establishing a quorum.

     The number of outstanding shares, on the record date, for each class of each series of the Trust is in Exhibit A.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

     The affirmative vote of a plurality of votes cast by shareholders of a Trust is necessary to elect the trustees, meaning that the nominees receiving the most votes will be elected (Proposal 1). In an uncontested election for trustees, the plurality requirement is not a factor.

     The affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the 1940
Act), is required to:

     - approve a new advisory agreement with A I M Advisors, Inc.
      (Proposal 2);

     - approve changing the Fund's fundamental investment restrictions (Proposal 3); and

     - approve making the Fund's investment objective non-fundamental (Proposal 4).

     The 1940 Act defines a majority of the outstanding voting securities of a fund (a 1940 Act majority) as the lesser of (a) the vote of holders of 67% or more of the voting securities of the fund present in person or by proxy, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting securities of the fund. Broker non-votes and abstentions will be considered to be present at the meeting, and therefore will have the same effect as votes against Proposals 2 through 4.

     The affirmative vote of a majority of votes cast by shareholders of a Fund is necessary to ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants (Proposal 5). For Proposal 5, abstentions will not count as votes cast and will have no effect on the outcome of the vote.

CAN THE MEETING BE ADJOURNED?

     The proxies may propose to adjourn the meeting to permit further solicitation of proxies or for other purposes. Any such adjournment will require the affirmative vote of a majority of the votes cast. Shares in favor of a proposal will be voted in favor of any adjournment on that proposal, and shares against a proposal will be voted against any adjournment on that proposal.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUND?

     UPON YOUR REQUEST, THE FUND WILL FURNISH YOU A FREE COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY. YOU SHOULD DIRECT YOUR REQUEST TO A I M FUND SERVICES, INC. AT P.O. BOX 4739, HOUSTON, TX 77210-4739 OR CALL 1-800-347-4246.

                        PROPOSAL 1: ELECTION OF TRUSTEES

WHO WILL VOTE ON THE ELECTION OF TRUSTEES?

     As noted above, trustees will be elected by a plurality of the shares of the Trust. Proposal 1 will be voted on by the shareholders of all series that constitute the Trust. There are additional shareholders of other series, along with those receiving this proxy statement, who constitute shareholders of the Trust.

WHO ARE THE NOMINEES FOR TRUSTEE?

     For election of trustees at the meeting, the Board has approved the nomination of: Roberts H. Graham, Frank S. Bayley, Ruth H. Quigley, Bruce L. Crockett, Owen Daly II, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar, each to serve as trustee until his or her successor is elected and qualified.

     The proxies will vote for the election of these nominees unless you withhold authority to vote for any or all of them in the proxy. Each of the nominees has indicated that he or she is willing to serve as trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current trustees who are not interested persons of the Trust, as defined in the 1940 Act (the independent trustees), may recommend.

     Messrs. Graham and Bayley and Miss Quigley are currently trustees of four investment companies -- the Trust, AIM Growth Series, AIM Series Trust and AIM Floating Rate Fund (collectively with their series portfolios, AIM Group I Funds). Messrs. Graham and Bayley and Miss Quigley also serve as trustees of Global Investment Portfolio. Messrs. Crockett, Daly, Dowden, Dunn, Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis are not currently trustees of the AIM Group I Funds, but each serves as a director/trustee of the following twelve open-end management investment companies advised or managed by A I M Advisors, Inc. (AIM): AIM Advisor Funds, AIM Equity Funds, AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Special Opportunities Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Co., Short-Term Investments Trust and Tax-Free Investments Co. (these investment companies and their series portfolios, if any, are referred to collectively as the AIM Group II Funds; the AIM Group I Funds and the AIM Group II Funds together constitute the AIM Funds). Mr. Graham serves as Chairman, President and director/trustee of the AIM Group I Funds and the AIM Group II Funds. Shortly after the shareholder meeting Mr. Bayley and Miss Quigley are expected to be appointed directors/trustees of the AIM Group II Funds. No trustee or nominee is a party adverse to the Trust or any of its affiliates in any material pending legal proceedings, nor does any trustee or nominee have an interest materially adverse to the Trust.

     The following table sets forth information concerning the nominees:

                                                   PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE    TRUSTEE SINCE               DURING PAST 5 YEARS
---------------------    -------------             -----------------------
Robert H. Graham (54)*   AIM Investment   Director, President and Chief Executive
11 Greenway Plaza        Funds: 8/31/98   Officer,
Suite 100                                 A I M Management Group Inc.; Director and
Houston, TX                               President, A I M Advisors, Inc.; Director
77046-1173                                and Senior Vice President, A I M Capital
                                          Management, Inc., A I M Distributors,
                                          Inc.,
                                          A I M Fund Services, Inc. and Fund
                                          Management Company; and Director and Vice
                                          Chairman, AMVESCAP PLC (Parent of AIM and
                                          a global investment management firm).
                                          Director/Trustee of the AIM Group I Funds
                                          and the AIM Group II Funds.
Frank S. Bayley (62)**   AIM Investment   Partner, law firm of Baker & McKenzie;
Two Embarcadero Center   Funds: 5/30/87   Director and Chairman, C.D. Stimson
Suite 2400                                Company (a private investment company);
San Francisco, CA 94111                   Trustee, The Badgley Funds. Trustee of the
                                          AIM Group I Funds.
Ruth H. Quigley (66)**   AIM Investment   Private investor; formerly, President,
1055 California Street   Funds: 5/30/87   Quigley, Friedlander & Co., Inc. (a
San Francisco, CA 94108                   financial advisory services firm). Trustee
                                          of the AIM Group I Funds.
Bruce L. Crockett (57)   N/A              Chairman, Crockett Technologies Associates
906 Frome Lane                            (consulting firm), DataPipe.com, NetSat28,
McLean, VA 22102                          Teletronics; Director, ACE Limited
                                          (insurance company), Databid.com, IBNET,
                                          Multi-Cast Technologies (internet video
                                          streaming), Para-Protect Services Inc.
                                          (information systems security), University
                                          of Rochester. Formerly, Director,
                                          President and Chief Executive Officer,
                                          COMSAT Corporation. Director/Trustee of
                                          the AIM Group II Funds.
Owen Daly II (76)***     N/A              Formerly, Director, Cortland Trust, Inc.
Six Blythewood Road                       (investment company), CF & I Steel Corp.,
Baltimore, MD 21210                       Monumental Life Insurance Company and
                                          Monumental General Insurance Company; and
                                          Chairman of the Board of Equitable
                                          Bancorporation. Director/Trustee of the
                                          AIM Group II Funds.
Albert R. Dowden (59)    N/A              Chairman of the Board of Directors,
1815 Central Park Drive                   Cortland Trust, Inc. (investment company)
P.O. Box 774000-PMB                       and DHJ Media, Inc.; and Director,
#222                                      Magellan Insurance Company. Formerly,
Steamboat Springs, CO                     Director, President and Chief Executive
80477                                     Officer, Volvo Group North America, Inc.;
                                          Senior Vice President, AB Volvo; and
                                          Director, The Hertz Corporation, Genmar
                                          Corporation (boat manufacturer), National
                                          Media Corporation and Annuity and Life Re
                                          (Holdings), Ltd. Member of Advisory Board
                                          of Rotary Power International.
                                          Director/Trustee of the AIM Group II
                                          Funds.

                                                   PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE    TRUSTEE SINCE               DURING PAST 5 YEARS
---------------------    -------------             -----------------------
Edward K. Dunn, Jr.      N/A              Formerly, Chairman of the Board of
(66)****                                  Directors, Mercantile Mortgage
2 Hopkins Plaza,                          Corporation; Vice Chairman of the Board of
8th Floor, Suite 805                      Directors, President and Chief Operating
Baltimore, MD 21201                       Officer, Mercantile-Safe Deposit & Trust
                                          Co.; and President, Mercantile Bankshares
                                          Corp. Director/Trustee of the AIM Group II
                                          Funds.
Jack M. Fields (49)      N/A              Chief Executive Officer, Twenty First
434 New Jersey Avenue,                    Century Group, Inc. (a governmental
S.E.                                      affairs company); and Director, Telscape
Washington, D.C. 20003                    International and Administaff
                                          (professional employee provider).
                                          Formerly, Member of the U.S. House of
                                          Representatives and Chief Executive
                                          Officer, Texana Global, Inc. (foreign
                                          trading company). Director/Trustee of the
                                          AIM Group II Funds.
Carl Frischling          N/A              Partner, Kramer Levin Naftalis & Frankel
(64)*****                                 LLP (law firm). Director, Cortland Funds
919 Third Avenue                          (investment companies) and Lazard Funds
New York, NY 10022                        (investment companies). Director/Trustee
                                          of the AIM Group II Funds.
Prema Mathai-Davis (50)  N/A              Member, Visiting Committee, Harvard
370 East 76th Street                      University Graduate School of Education,
New York, NY 10021                        New School University. Formerly, Chief
                                          Executive Officer, YWCA of the USA;
                                          Commissioner, New York City Department of
                                          the Aging; and Commissioner, New York City
                                          Metropolitan Transportation Authority.
                                          Director/Trustee of the AIM Group II
                                          Funds.
Lewis F. Pennock (58)    N/A              Partner, Pennock & Cooper (law firm).
6363 Woodway, Suite 825                   Director/Trustee of the AIM Group II
Houston, TX 77057                         Funds.
Louis S. Sklar (61)      N/A              Executive Vice President, Development and
The Williams Tower                        Operations, Hines Interests Limited
50th Floor                                Partnership (real estate development).
2800 Post Oak Blvd.                       Director/Trustee of the AIM Group II
Houston, TX 77056                         Funds.

---------------
    * Mr. Graham is an interested person of AIM and the Trust, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM.

   ** Dates of service based on predecessor funds.

  *** The Board has extended Mr. Daly's retirement date to December 31, 2001.

 **** The AIM Funds intend to seek a no-action letter or exemptive relief from the SEC to support the view that Mr. Dunn is not an interested person of the AIM Funds solely as a result of his position as a director of an insurance holding company that indirectly owns several broker-dealers who may offer shares of the AIM Funds.

***** The law firm of which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Group II Funds. It is expected that the same firm will become counsel to the independent trustees of the AIM Group I Funds. The AIM Funds intend to seek a no-action letter or exemptive relief from the SEC to support the view that Mr. Frischling is not an interested person of the AIM Funds solely as a result of his position as a partner of the law firm that acts as counsel to the independent directors/trustees of the AIM Group II Funds, which firm's fees are paid by the AIM Group II Funds.

WHAT ARE THE RESPONSIBILITIES OF THE BOARD?

     The Board is responsible for the general oversight of the Trust's business. The Board periodically reviews the Fund's investment performance as well as the quality of other services provided to the Fund and its shareholders by each of the Fund's service providers, including AIM and its affiliates. At least annually, the Board reviews the fees paid by the Fund for these services and the overall level of the Fund's operating expenses.

WHY ARE TRUSTEES BEING ELECTED AT THE PRESENT TIME?

     Four trustees currently serve on the Board of the Trust. Mr. C. Derek Anderson, the fourth trustee of the AIM Group I Funds, has announced his intention to retire in 2001 to pursue other business interests. This would result in only three trustees remaining on the Board.

     The Board determined that the work of the Trust required, and would be benefited by, a board larger than three trustees. Moreover, the Board noted the increasing complexity of its tasks and the increasing value of having trustees with a wide variety of backgrounds and experience to help decide the issues faced by the Board.

     The Board has determined that it would be beneficial to have a board larger than three members. Expansion of the Board requires shareholder approval because, under the 1940 Act, the Board may fill vacancies or appoint new trustees only if, immediately thereafter, at least two-thirds of the trustees will have been elected by shareholders.

     The Board and its Nominating Committee have met to discuss Board candidates and have recommended that the persons who currently serve as independent directors/trustees of the AIM Group II Funds be nominated for election as trustees of the Trust. In making such recommendation, the Board and its Nominating Committee took into consideration the knowledge, diversification of background and experience of the directors/trustees of the AIM Group II Funds. The Board and its Nominating Committee also considered other benefits of consolidating the boards of the AIM Group I Funds and the AIM Group II Funds, including uniform oversight and standardization of policies. The Board and its Nominating Committee also noted that administrative efficiencies may result from board consolidation, since having two separate boards results in duplication of expenses and management time in connection with administrative tasks related to board matters. The Board and its Nominating Committee also concluded that consolidating the boards would result in a per-fund decrease in trustee costs to each of the AIM Group I Funds, since trustees' fees would be allocated across all funds included in The AIM Family of Funds
--Registered Trademark--.

     In considering whether to consolidate the boards of the AIM Group I Funds and the AIM Group II Funds, the Board and its Nominating Committee reviewed the compensation arrangements and retirement benefits currently available to directors/trustees of the AIM Group II Funds. The Board and its Nominating Committee acknowledged that in order to add nine experienced and qualified trustees from the AIM Group II Funds, the AIM Group I Funds would need to offer trustees the same benefits that the AIM Group II Funds provide to their directors/trustees. Accordingly, the trustees of the AIM Group I Funds, at a meeting in person held on June 12, 2001, approved deferred compensation arrangements and adopted a retirement plan for trustees of the AIM Group I Funds. The arrangements and plan are the same as those currently in effect for the AIM Group II Funds. Prior to adopting the retirement plan, the Board and its Nominating Committee reviewed the costs associated with that plan. Because each participating AIM Fund accrues its portion of a trustee's retirement benefits on the basis of its net assets relative to total net assets for all participating AIM Funds, it was determined that adoption of the retirement plan would not materially increase the Trust's expenses.

     If elected by shareholders, the term of the new trustees of the AIM Group I Funds would begin as of the close of business on August 17, 2001.

     In connection with the consolidation of the boards, it is expected that Mr. Bayley and Miss Quigley would be appointed to the boards of the AIM Group II Funds shortly after the shareholder meeting.

     AIM supports the Board's decision to consolidate the boards of AIM Group I Funds and AIM Group II Funds.

HOW LONG CAN TRUSTEES SERVE ON THE BOARD?

     Trustees generally hold office until their successors are elected and qualified. Pursuant to a policy adopted by the Board, each duly elected or appointed independent trustee may continue to serve as a trustee until December 31 of the year in which the trustee turns 72. A trustee of the Trust may resign or may be removed for cause by vote of the holders of a majority of the outstanding shares of the Trust at any time. A majority of the Board may extend from time to time the retirement date of a trustee. Consistent with the action of the boards of the AIM Group II Funds, the Board has agreed to extend the retirement date of Mr. Daly to December 31, 2001, if he is elected at the shareholder meeting. In making this decision, the Board took into account Mr. Daly's experience and active participation as a director and trustee of the AIM Group II Funds.

WHAT ARE SOME OF THE WAYS IN WHICH THE BOARD REPRESENTS MY INTERESTS?

     The Board seeks to represent shareholder interests by:

     - reviewing the Fund's investment performance with its portfolio managers and senior management of AIM;

     - reviewing and approving annually contractual relationships of the Funds with their service providers, (e.g., AIM and its affiliates), which review and approval includes evaluating the quality of services provided to the Funds and the fees paid by the Funds;

     - monitoring potential conflicts between the Fund and AIM and its affiliates to help ensure that the Fund continues to be managed in the best interests of the shareholders; and

     - monitoring potential conflicts among the Fund and other AIM Funds to help ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

WHAT ARE THE COMMITTEES OF THE BOARD?

     The standing committees of the Board are the Audit Committee and the Nominating Committee. The members of the Audit Committee and Nominating Committee are Miss Quigley and Messrs. Anderson and Bayley. The Audit Committee is responsible for:

     - considering independent accountants for the Fund and evaluating such accountants' independence, performance and fees;

     - reviewing audit plans prepared by the Fund's independent accountants; and

     - reviewing financial statements contained in periodic reports to shareholders with the Fund's independent accountants and management.

     The Nominating Committee is responsible for:

     - considering and nominating individuals to stand for election as independent trustees;

     - reviewing from time to time the compensation payable to the independent trustees; and

     - making recommendations to the Board regarding matters related to governance of the Trust and independent trustee policies, including retirement and/or ownership of Fund shares.

     The Nominating Committee will consider nominees recommended by a shareholder to serve as trustee, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected, and (ii) that the

Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

HOW OFTEN DOES THE BOARD MEET?

     The Board typically conducts regular meetings eight times a year. In addition, the Board or the committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

     During the fiscal year ended October 31, 2000 for the Trust, the Board held nine meetings, the Audit Committee held seven meetings and the Nominating Committee did not hold any meetings. All of the current trustees and committee members then serving attended at least 75% of the meetings of the Board or applicable committee, if any, held during the most recent fiscal year.

WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

     Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any committee attended. Each trustee who is not also an officer of the Trust is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee or director of some or all of the AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director/trustee, which consists of an annual retainer component and a meeting fee component.

Set forth below is information regarding compensation paid or accrued for each director/trustee:

                                                  RETIREMENT
                             AGGREGATE         BENEFITS ACCRUED           TOTAL
                       COMPENSATION FROM THE        BY ALL        COMPENSATION FROM ALL
DIRECTOR/TRUSTEE             TRUST(1)            AIM FUNDS(2)         AIM FUNDS(3)
----------------       ---------------------   ----------------   ---------------------
Robert H. Graham              $   -0-                   N/A             $    -0-
Frank S. Bayley               $65,351                   N/A             $105,000
Ruth H. Quigley               $65,351                   N/A             $105,000
Bruce L. Crockett             $   -0-              $ 60,951             $111,500
Owen Daly, II                 $   -0-              $ 97,195             $111,500
Albert R. Dowden              $   -0-              $    -0-             $ 13,435
Edward K. Dunn, Jr.           $   -0-              $ 22,138             $111,500
Jack M. Fields                $   -0-              $ 23,019             $108,500
Carl Frischling(4)            $   -0-              $107,507             $111,500
Prema Mathai-Davis            $   -0-              $ 22,606             $111,500
Lewis F. Pennock              $   -0-              $ 67,995             $111,500
Louis S. Sklar                $   -0-              $ 87,538             $111,000

---------------
(1) Data reflects compensation for the fiscal year ended October 31, 2000. The Trust does not have a deferred compensation plan.

(2) Data reflects retirement benefits accrued by the directors/trustees of the AIM Group II Funds for the calendar year ended December 31, 2000. The trustees of the AIM Group I Funds currently accrue no retirement benefits. Upon the consolidation of the boards of the AIM Group I Funds and the AIM Group II Funds, the trustees of the AIM Group I Funds will begin accruing retirement benefits.

(3) Mr. Graham, Mr. Bayley and Miss Quigley serve as trustees for the four AIM Group I Funds; Mr. Graham and the remaining nominees serve as directors/trustees of the twelve AIM Group II Funds. Data reflects total compensation earned during the calendar year ended December 31, 2000.

(4) During the calendar year ended December 31, 2000, the AIM Group II Funds paid $545,540 in legal fees for services rendered by Kramer Levin Naftalis & Frankel LLP to the independent directors/trustees of the AIM Group II Funds. Mr. Frischling is a partner in the firm.

  Retirement Plan for Trustees

     The boards of the AIM Group I Funds have adopted, effective September 1, 2001, the retirement plan currently in effect for the AIM Group II Funds. Under the retirement plan, each director/trustee of an AIM Fund who attains the age of 72 in a year will retire by the end of such year, and each director/trustee who has at least five years of credited service as a director/trustee (including service to a predecessor fund) will be entitled to receive an annual retirement benefit. These retirement benefits are payable quarterly for a period of up to ten years. The retirement benefit will equal a maximum of 75% of the director's/trustee's annual retainer paid or accrued by any participating AIM Fund to such director/trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the AIM Funds and the directors/trustees, and based on the number of such director's/trustee's years of service (not to exceed ten years). A death benefit is also available under the retirement plan that provides a surviving spouse with a quarterly installment of 50% of a deceased director's/trustee's retirement benefits for the same length of time that the director/trustee would have received based on his or her service. A director/trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

     Table 1 below shows estimated credited years of service under the retirement plan for each participating director/trustee as of December 31, 2000.

TABLE 1

                                                      ESTIMATED CREDITED
DIRECTOR/TRUSTEE                                       YEARS OF SERVICE
----------------                                      ------------------
Frank S. Bayley.....................................          15
Bruce L. Crockett...................................          14
Owen Daly II........................................          14
Albert R. Dowden....................................           0
Edward K. Dunn, Jr. ................................           3
Jack M. Fields......................................           4
Carl Frischling.....................................          23
Prema Mathai-Davis..................................           2
Lewis F. Pennock....................................          19
Ruth H. Quigley.....................................          24
Louis S. Sklar......................................          11

     Table 2 below shows the aggregate estimated annual benefits payable by all AIM Funds upon retirement for specified years of service.

TABLE 2

NUMBER OF YEARS OF SERVICE                       ESTIMATED ANNUAL BENEFITS
WITH THE AIM FUNDS                                    UPON RETIREMENT
--------------------------                       --------------------------
10.............................................           $75,000
 9.............................................           $67,500
 8.............................................           $60,000
 7.............................................           $52,500
 6.............................................           $45,000
 5.............................................           $37,500

  Deferred Compensation Agreements

     The boards of the AIM Group I Funds have approved, effective September 1, 2001, deferred compensation arrangements identical to the deferred compensation arrangements currently in effect for the AIM Group II Funds.

     If re-elected to the Board, Miss Quigley and Mr. Bayley have the option to elect to execute a deferred compensation agreement. Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (the deferring trustees) have each executed a deferred compensation agreement as directors/trustees of the AIM Group II Funds. The deferring trustees, pursuant to the agreements, have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, assuming their election to the Board, and such amounts are placed into a deferral account. Miss Quigley and Mr. Bayley will have the same option under a deferred compensation agreement. Currently, the deferring trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring trustees' accounts will be paid in cash, in generally equal quarterly installments over a period of up to ten (10) years (depending on the agreement) beginning on the date selected under the compensation agreements. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring trustee's retirement benefits commence under the retirement plan. The Board may, in its sole discretion, accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of the Trust. If a deferring trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The agreements are not funded, and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of the Trust and of each AIM Fund from which they are deferring compensation.

WHAT ARE OFFICERS PAID FOR THEIR SERVICES?

     The Trust does not pay its officers for the services they provide to the Trust. Instead, the officers, who are also officers or employees of AIM or its affiliates, are compensated by A I M Management Group Inc. or its affiliates.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1?

     THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

                            PROPOSAL 2: APPROVAL OF
                      A NEW INVESTMENT ADVISORY AGREEMENT

BACKGROUND

     The Fund's investment objective is long-term growth of capital. It currently seeks to achieve its investment objective by investing substantially all of its investable assets in the Global Resources Portfolio (the Portfolio), a series of Global Investment Portfolio, a Delaware business trust. The Portfolio has an investment objective and investment policies and limitations substantially identical to those of the Fund. Under normal market conditions, the Portfolio normally invests at least 65% of its total assets in equity securities of domestic and foreign natural resources companies. The Portfolio may also invest up to 35% of its total assets in debt securities issued by natural resources companies, or in equity and debt securities of other companies the portfolio managers believe will benefit from development in the natural resources industry. The Portfolio may invest up to 20% of its total assets in lower-quality debt securities.

     The Portfolio will normally invest in the securities of issuers located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the Portfolio will invest no more than 50% of its total assets in any one country, other than the U.S. The Portfolio may invest in companies located in developing countries.

     The portfolio managers allocate the Portfolio's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the Portfolio's investment objectives. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

     In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, the Portfolio may not achieve its investment objective.

     AIM and the Board believe that restructuring the Fund would be beneficial to the Fund and its shareholders. Under the proposed restructuring, the Fund would no longer be a "feeder fund" for the Portfolio. Instead, it would redeem its investments in the Portfolio and would directly invest in the securities in which it currently indirectly invests by virtue of its interest in the Portfolio. Specifically, the master-feeder structure would be collapsed through redemption by the Fund of its "interest" in the Portfolio. The Portfolio would distribute to the Fund all Portfolio assets (securities, cash, etc.) in a tax-free, in-kind distribution. The Portfolio would be terminated. The Fund would be the single surviving entity and would hold the portfolio securities directly.

     The primary portfolio managers for the restructured Fund would be Roger Mortimer and Ronald S. Sloan, each of whom currently serves as a portfolio manager of the Portfolio. Mr. Mortimer has been portfolio manager for the Portfolio since 1999 and has been associated with AIM and/or its affiliates since 1995. Mr. Sloan has been portfolio manager for the Portfolio since 2000 and has been associated with AIM and/or its affiliates since 1998. From 1993 to 1998, he was President of Verissimo Research and Management, Inc.

     The proposed restructuring would not involve any change to the Fund's investment objective. Following the restructuring, however, the Fund intends to focus on investing in the securities of companies in the energy sector. In conjunction with the Fund's focusing on investing in the securities of companies in the energy sector, the Board has approved a change to the name of the Fund to "AIM Global Energy Fund". For a description of the energy sector, please see Proposal 3.D.

     In order to effect the proposed restructuring, however, shareholders of the Fund must approve an investment advisory agreement between the Fund and AIM as described in this Proposal 2.

WHAT AM I BEING ASKED TO APPROVE?

     AIM currently serves as investment adviser and administrator to the Portfolio pursuant to the Second Amended and Restated Investment Management and Administration Contract between the Portfolio and AIM dated September 11, 2000 (current advisory agreement) and last approved by shareholders on May 20, 1998. The Board, including a majority of the independent trustees, last approved the current advisory agreement on June 12, 2001. Because the Fund currently invests all of its investable assets in the Portfolio, AIM does not directly receive any investment advisory fee from the Fund. AIM does, however, receive investment advisory fees from the Portfolio in which the Fund invests. As a result, although the Fund does not directly pay AIM an advisory fee, it does so indirectly through its investments in the Portfolio.

     Under the proposed restructuring, AIM would directly manage the Fund's investments. To reflect that direct management, AIM has proposed an advisory agreement with the Fund, attached hereto as Exhibit B, that, among other things, would impose an advisory fee directly upon the Fund. The advisory fee would be calculated according to the same advisory fee schedule that applies to the Portfolio. Thus, as a result of the proposed restructuring, shareholders of the Fund would pay the same advisory fees that they currently pay indirectly. In addition, in connection with the proposed restructuring, AIM proposed several changes to the current advisory agreement that are intended generally to promote uniformity with the investment advisory agreements between AIM and other AIM Funds.

     The Board recommends that you approve a new investment advisory agreement (proposed advisory agreement) between AIM and the Fund. The Board is asking you to vote on this new advisory agreement because the Fund may amend its advisory agreement only with shareholder approval. Upon the approval of this Proposal 2, AIM would continue to serve as the Fund's administrator and accounting agent under a separate administrative services agreement. AIM affiliates would continue to serve as the Fund's transfer agent and distributor.

WHO IS THE FUND'S INVESTMENT ADVISOR?

     AIM is a wholly owned subsidiary of A I M Management Group Inc., a holding company that has been engaged in the financial services business since 1976. The address of AIM and A I M Management Group Inc. is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM was organized in 1976, and, together with its subsidiaries, advises or manages approximately 135 investment portfolios encompassing a broad range of investment objectives. A I M Management Group Inc. is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. A list of the principal executive officer and directors of AIM is in Exhibit C.

DO ANY OF THE TRUST'S TRUSTEES OR EXECUTIVE OFFICERS HOLD POSITIONS WITH AIM?

     Robert H. Graham, Gary T. Crum, Carol F. Relihan, Melville B. Cox and Dana
R. Sutton, all of whom are directors and/or executive officers of the Trust, also are directors and/or officers of AIM. Each of them also beneficially owns shares of AMVESCAP PLC and/or options to purchase shares of AMVESCAP PLC.

WHAT ARE THE TERMS OF THE CURRENT ADVISORY AGREEMENT?

     Under the terms of the current advisory agreement, AIM acts as investment manager and administrator for the Portfolio. As investment manager, AIM provides a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments and cash equivalents of the Portfolio. As administrator, AIM supervises all aspects of the operations of the Portfolio and also provides the Portfolio with corporate, administrative and clerical personnel and office space and equipment. AIM will not be liable, and the Portfolio is required to indemnify AIM, for any loss suffered by the Portfolio or the Portfolio unless it results from the willful misfeasance, bad faith or gross negligence on the part of AIM or by AIM's reckless disregard of its duties.

     The current advisory agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the board of trustees of Global Investment Portfolio, or the vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of independent trustees by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the board of trustees of Global Investment Portfolio, a majority of the outstanding voting securities of the Portfolio or AIM may terminate an agreement for the Fund on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment.

     The current advisory agreement for the Portfolio provides that the Portfolio will pay or cause to be paid all of its expenses not assumed by AIM, including without limitation:

     - brokerage commissions;

     - taxes;

     - legal, accounting, auditing or governmental fees;

     - the cost of preparing share certificates;

     - custodian, transfer and shareholder service agent costs;

     - expenses of issue, sale, redemption and repurchase of shares;

     - expenses of registering and qualifying shares for sale;

     - expenses relating to trustee and shareholder meetings;

     - the cost of preparing and distributing reports and notices to shareholders;

     - the fees and other expenses incurred by the Portfolio in connection with membership in investment company organizations;

     - the cost of printing copies of prospectuses and statements of additional information distributed to the Portfolio's shareholders; and

     - all other charges and costs of the Portfolio's operations unless otherwise explicitly provided.

     AIM may from time to time waive or reduce its fee. AIM may rescind voluntary fee waivers or reductions at any time without further notice to investors. If, during any fiscal year, AIM has voluntarily waived or reduced fees, AIM will retain its ability to be reimbursed for such fee waiver or reduction prior to the end of such fiscal year. If AIM has agreed to contractual fee waivers or reductions, AIM may not alter those arrangements to the Portfolio's detriment during the period stated in the agreement between AIM and the Fund.

     The annual rates at which AIM receives fees from the Portfolio under the current advisory agreement, the total net assets, the dollar amounts of advisory fees paid to AIM by the Portfolio net of any expense limitations or fee waivers, and the advisory fees (if any) waived by AIM for the Portfolio for the most recent fiscal year-end are as follows:

                      TOTAL NET ASSETS
                          FOR THE                                        FEE WAIVERS OR
                       MOST RECENTLY       NET FEES PAID BY THE      EXPENSE REIMBURSEMENTS
    ANNUAL RATE          COMPLETED       PORTFOLIO TO AIM FOR THE    FOR THE MOST RECENTLY
 (BASED ON AVERAGE     FISCAL PERIOD      MOST RECENTLY COMPLETED       COMPLETED FISCAL
 DAILY NET ASSETS)        OR YEAR          FISCAL PERIOD OR YEAR         PERIOD OR YEAR
-------------------   ----------------   -------------------------   ----------------------
0.975% on the first     $26,800,095               $54,033                   $242,924
$500 million;
0.95% on the next
$500 million;
0.925% on the next
$500 million;
0.90% on the excess
over $1.5 billion

WHAT ADDITIONAL SERVICES ARE PROVIDED BY AIM AND ITS AFFILIATES?

     AIM and its affiliates also provide additional services to the Trust and the Fund, as well as to the Portfolio. AIM provides or arranges for others to provide accounting and administrative services to the Fund and the Portfolio. A I M Distributors, Inc. serves as the principal underwriter for the Fund, and A I M Fund Services, Inc. serves as the Fund's transfer agent. These companies are wholly owned subsidiaries of AIM. Information concerning fees paid to AIM and its affiliates for these services is in Exhibit D.

WHAT ADVISORY FEES DOES AIM CHARGE FOR SIMILAR FUNDS IT MANAGES?

     The advisory fee schedules for other funds advised by AIM with similar investment objectives as the Fund are in Exhibit E.

WHAT ARE THE PRIMARY TERMS OF THE PROPOSED ADVISORY AGREEMENT?

     Under the proposed advisory agreement, AIM would directly manage the Fund's portfolio. Specifically, AIM would, among other things, supervise all aspects of the operations of the Fund; perform research and analysis for the Fund on pertinent information about significant developments and economic, statistical and financial data; determine which issuers and securities would be represented in the Fund's investment portfolios; and formulate and implement continuing programs for the purchases and sales of the securities.

     The following table shows the proposed advisory fee structure for the Fund.

                                  ADVISORY FEE
                      (BASED ON AVERAGE DAILY NET ASSETS)

                       0.975% OF THE FIRST $500 MILLION;
                        0.95% ON THE NEXT $500 MILLION;
                      0.925% ON THE NEXT $500 MILLION; AND
                          0.90% ON AMOUNTS THEREAFTER

     Under the proposed advisory agreement, all of the ordinary business expenses not specifically assumed by AIM incurred in the operations of the Fund and the offering of its shares shall be paid by the Fund. These expenses include but are not limited to:

     - brokerage commissions;

     - taxes;

     - legal;

     - accounting;

     - auditing;

     - governmental fees;

     - custodian, transfer agent, and shareholder service agent costs;

     - expenses of issue, sale, redemption, and repurchase of shares;

     - expenses of registering and qualifying shares for sale;

     - expenses relating to directors and shareholder meetings;

     - the cost of preparing and distributing reports and notices to shareholders;

     - the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations; and

     - the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

                       EXPENSES BEFORE THE RESTRUCTURING

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)(1)

                                              CLASS A   CLASS B   CLASS C
                                              -------   -------   -------
Management Fees.............................     0.98%   0.98%     0.98%
Distribution and/or Service (12b-1) Fees....     0.50%   1.00%     1.00%
Other Expenses..............................     1.32%   1.32%     1.32%
                                              -------    ----      ----
          Total Annual Fund Operating
            Expenses........................     2.80%   3.30%     3.30%
  Fee Waivers(2)............................      .80%    .80%      .80%
  Net Expenses..............................     2.00%   2.50%     2.50%

---------------

(1) This fee table reflects expenses of both the Fund and the Portfolio.

(2) AIM has contractually agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, dividend expenses on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) on Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively.

                   ESTIMATED EXPENSES AFTER THE RESTRUCTURING

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                              CLASS A   CLASS B   CLASS C
                                              -------   -------   -------
Management Fees.............................   0.98%     0.98%     0.98%
Distribution and/or Service (12b-1) Fees....   0.50%     1.00%     1.00%
Other Expenses..............................   1.31%     1.31%     1.31%
                                               ----      ----      ----
          Total Annual Fund Operating
            Expenses........................   2.79%     3.29%     3.29%
  Fee Waivers(1)............................    .79%      .79%      .79%
  Net Expenses..............................   2.00%     2.50%     2.50%

---------------

(1) AIM has contractually agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, dividend expenses on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) on Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively.

  Administrative Services

     The Board, in approving the proposed advisory agreement, has approved removing the provision of certain administrative services that are covered under the current advisory agreement, and consolidating those administrative services with the accounting services currently provided to the Fund and the Portfolio in a new Master Administrative Services Agreement. The primary reason for this change is to make the Fund's agreement consistent with similar agreements for the other AIM Funds. If shareholders approve the proposed advisory agreement, the Fund will continue under separate agreements to receive the same accounting and administration services it and the Portfolio currently receives and at the same costs pursuant to the new Master Administrative Services Agreement. As a result, there would be no loss of services nor would there be any increase in costs borne by the Fund as a result of the transfer of administrative duties from the advisory agreement to the Master Administrative Services Agreement. Compensation under the Master Administrative Services Agreement may be increased by the Trust's Board without shareholder approval.

     Since the adoption of the Master Administrative Services Agreement will not change the administrative services that AIM is currently providing to the Portfolio or the compensation AIM receives for providing administrative services, the Board believes that this change is a matter of form rather than a substantive change.

  Non-Exclusivity Provisions

     The current advisory agreement provides that the services furnished by AIM are not deemed to be exclusive and that AIM shall be free to furnish similar services to others so long as its services under the agreement are not impaired. The current advisory agreement also states that they shall not limit or restrict the right of any director or officer of AIM that is also a trustee, officer or employee of the Global Investment Portfolio from engaging in any other business.

     AIM has proposed and the trustees have agreed that the non-exclusivity provision in the current advisory agreement should be divided into two separate provisions: one dealing with AIM and the other dealing with officers and trustees of the Trust. The non-exclusivity provisions of the proposed advisory agreement are substantially similar to the provisions in the current advisory agreement and provide that neither AIM nor the trustees or officers of the Trust owe an exclusive duty to the Trust. Further, AIM may render investment advisory, administrative and other services to other entities (including investment companies) and trustees and officers of the Trust may serve as partners, officers, directors or trustees of other entities (including other investment advisory companies). However, the proposed advisory agreement explicitly states that the Trust recognizes that AIM's obligations to other clients may adversely affect the Trust's ability to participate in certain investment opportunities. The proposed advisory agreement also states that whenever the Trust and one or more other investment companies or accounts advised by AIM have moneys available for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. In making allocations, AIM will comply with allocation procedures approved by the Board.

  Delegation

     The proposed advisory agreement expands the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisers rather than solely certain specified advisory services. It also provides that AIM may replace sub-advisors from time to time, in accordance with applicable federal securities laws, rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. Any such delegation shall require approval by the Board and the shareholders unless, in accordance with applicable federal securities laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of the appointment of a sub-advisor.

  Broker-Dealer Relationships and Affiliated Brokerage

     The proposed advisory agreement specifies the factors that AIM will consider in selecting broker-dealers to execute particular transactions, and also describes the factors AIM will consider in selecting broker-dealers where it has not delegated trading responsibilities to a sub-adviser. The broker-dealer relationship provisions of the current advisory agreement for the Fund does not specify these factors.

     Although AIM does not currently execute trades through brokers or dealers that are affiliated with AIM, the proposed advisory agreement includes a new provision that would permit such trades, subject to compliance with applicable federal securities laws, rules, interpretations and exemptions.

  Securities Lending

     If the Fund engages in securities lending, as several of the AIM Funds now do, AIM will provide it with investment advisory services and related administrative services. The proposed advisory agreement includes a new provision that specifies the administrative services to be rendered by AIM if the Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loans; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities;

(e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     In accordance with an exemptive order issued by the SEC, before the Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually, and must determine that it is in the best interests of the shareholders of the Fund to invest in AIM advised money market funds any cash collateral the Fund receives as security for the borrower's obligation to return the loaned securities. If the Fund invests the cash collateral in AIM advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds.

     AIM's compensation for advisory services rendered in connection with securities lending is included in the current advisory fee schedule. As compensation for the related administrative services AIM will provide, the Fund shall pay AIM a fee of not more than 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive this fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

  Limitation of Liability of AIM, the Trust and Shareholders

     The proposed advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the agreement on the part of AIM or any of its officers, directors, or employees, AIM shall not be subject to liability to the Trust or to the Fund or to any shareholders of the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security. The proposed advisory agreement also states that no series of the Trust shall be liable for the obligations of other series of the Trust and the liability of AIM to one series of the Trust shall not automatically render AIM liable to any other series of the Trust. Consistent with Delaware law, the proposed advisory agreement includes a new provision stating that AIM's obligations under the agreement are not binding on any shareholders of the Trust individually and that shareholders are entitled to the same limitation on personal liability as shareholders of private corporations for profit. The primary reason for this change is to make the Fund's agreement consistent with similar agreements for the other AIM Funds.

  State Law Governing the Agreements

     Questions of state law under the current advisory agreements are governed by the laws of Delaware. Under the proposed advisory agreement, Texas law would apply. The Board has determined that, because the advisory services will primarily be provided in Texas, it was more appropriate to apply Texas law to the proposed advisory agreement. The primary reason for this change is to make the Fund's agreement consistent with similar agreements for the other AIM Funds.

WHAT DID THE TRUSTEES CONSIDER IN APPROVING THE ADVISORY AGREEMENT?

     At the request of AIM, the Board discussed the approval of the proposed advisory agreement at a meeting held in person on June 12, 2001. At such meeting AIM described the anticipated effects of the restructuring and the proposed advisory agreement on the Fund. In connection with their review of the proposed restructuring, the Board considered the potential gains in the form of administrative efficiencies and potential ongoing cost savings as a result of the restructuring against the cost of effecting the restructuring. The independent trustees also discussed approval of the proposed advisory agreement with independent counsel prior to that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist it in its deliberations.

     The Board considered the following factors in determining the reasonableness and fairness of the proposed changes in the current advisory agreement with respect to the Fund.

     - The Qualifications of AIM to Provide Investment Advisory Services. The Board reviewed the credentials and experience of the officers and employees of AIM who currently provide investment advisory services to the Portfolio, and who are expected to provide investment advisory services to the Fund, and noted that persons who are expected to provide services to the Fund would not change if the proposed advisory agreement is approved by the shareholders.

     - The Range of Investment Advisory Services Provided by AIM. The Board reviewed the services to be provided by AIM under the proposed advisory agreement and noted that no changes in the level or type of services provided by AIM currently to the Portfolio would occur if the proposed advisory agreement is approved by shareholders, other than the provision by AIM of certain administrative services if the Fund engages in securities lending.

     - The Qualifications of AIM to provide a Range of Management and Administrative Services. The Board reviewed the general nature of the investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the proposed advisory agreement of references to the provision by AIM of administrative services. The Board also reviewed the proposed form of administra-tive services agreement, noted that the services to be provided under the existing and proposed administrative services agreements are the same, and concluded that the administrative services to be provided by AIM would not change if all references to administrative services were deleted from the advisory agreement.

  The Performance Record of the Portfolio.

     The Board determined that AIM has provided high quality services with respect to the Portfolio, after considering performance information that it received during the past year from AIM regarding the Portfolio. The Board also determined that the Fund's performance would not have been effected if the proposed advisory agreement had been in effect during the past fiscal year, since no changes to advisory fees are being proposed, other than to permit AIM's receipt of fees for providing administrative services in connection with securities lending. Such fees would be paid only to the extent that the Fund engages in securities lending. The Board noted that AIM currently intends to waive its right to receive any fees under the proposed investment advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek Board approval prior to its receipt of all or a portion of such fees.

  Advisory Fees and Expenses.

     At a previous meeting at which the Board approved the annual renewal for the current advisory agreement, the Board examined the expense ratio and the level of advisory fees for the Portfolio and compared them with those of other similar funds. The Board concluded that the Portfolio's expense ratio and advisory fees were fair and reasonable in comparison with those of other similar funds and in light of the investment management services provided by AIM under the current advisory agreement. No changes to the advisory fees are being proposed under the proposed advisory agreement, other than to permit AIM's receipt of fees for providing administrative services in connection with securities lending.

  The Profitability of AIM.

     The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing administrative services in connection with securities lending, and further noted that AIM currently intends to waive its right to receive any such fees and has agreed to seek Board approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before the Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of the Fund to invest in AIM-advised money market funds any cash collateral the Fund receives as security for the borrower's obligation to return the loaned securities. If the Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of a fund that have already been invested, and the investment of the cash collateral is intended to benefit a fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

     The Board further considered that, as the Fund and the Portfolio are currently structured, the aggregate annual expense ratios (including the Fund's indirect pro rata share of the expenses of the Portfolio) of Class A, Class B, and Class C shares are 2.80%, 3.30%, and 3.30%, respectively, of the average daily net assets allocable to those classes of shares. The Board noted, however, that AIM reimbursed incremental expenses related to the master-feeder structure so that the aggregate annual expense ratios of Class A, Class B, and Class C shares for the year ended October 31, 2000, were 2.00%, 2.50%, and 2.50%, respectively. The Board further considered that, under the proposed advisory agreement, the expense ratios of Class A, Class B, and Class C shares would not increase.

     - The Terms of the Proposed Advisory Agreement. The Board reviewed the terms of the proposed agreement, including changes being made to clarify non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services, to have AIM assist the Fund if it engages in securities lending and to permit AIM to engage in brokerage transactions with affiliates. The Board determined that these changes reflect the current environment in which the Fund will operate, and that AIM should have the flexibility to take advantage of that environment.

     After considering the foregoing factors, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the new advisory agreement.

     The Board reached its conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent trustees have considered what they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent trustees and paid for by the Fund, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

WHEN WILL PROPOSAL 2 BE IMPLEMENTED?

     If approved, the proposed advisory agreement will become effective on September 1, 2001 and will expire, unless renewed, on or before June 30, 2003. If shareholders do not approve the proposed advisory agreement with respect to the Fund, the current advisory agreement will continue in effect for the Portfolio, and the Fund's current structure will remain in place.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2?

     THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                       PROPOSAL 3: APPROVAL OF CHANGES TO
                 THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS

WHAT AM I BEING ASKED TO APPROVE?

     The Board proposed several changes to the Fund's investment restrictions, as well as adding a new energy concentration restriction. The Board is asking you to vote on these changes, which include the addition of a new energy concentration restriction, because the investment restrictions described below are fundamental and shareholders must approve any such change.

     Pursuant to the 1940 Act, the Fund has adopted fundamental restrictions covering certain types of investment practices, which may be changed only with shareholder approval. Restrictions that the Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval. In addition to investment restrictions, the Fund operates pursuant to its investment objective and policies. This objective and these policies govern the investment activities of the Fund and further limit its ability to invest in certain types of securities or engage in certain types of transactions.

     The Board is proposing that you approve changes to the Fund's fundamental investment restrictions. The changes will conform these restrictions to a set of uniform model restrictions under which most AIM Funds operate. The Board approved the changes to the investment restrictions at a meeting held on June 12, 2001.

WHAT ARE THE REASONS FOR THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     The new energy concentration restriction will allow for greater holdings in companies in the energy sector, consistent with the Fund's focus on energy. AIM and the Board expect that you will benefit from this by enabling the Fund to hold a greater proportion of companies in the energy sector. In addition, AIM and the Board expect that you will benefit from a set of uniform model restrictions in a number of ways. The proposed uniform restrictions will provide the Fund with as much investment flexibility as is possible under the 1940 Act. AIM and the Board believe that eliminating the disparities among the various AIM Funds' fundamental restrictions will enhance AIM's ability to manage efficiently and effectively the Fund's assets in changing regulatory and investment environments. The proposed fundamental restrictions will provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the Securities and Exchange Commission (SEC) without receiving prior shareholder approval. In managing the Fund, AIM will remain subject to the Board's oversight as well as policies and procedures adopted by the Board.

     In conjunction with the proposed changes to reflect the Fund's focus in the energy sector, the Board has approved a change to the name of the Fund to "AIM Global Energy Fund."

WHAT ARE THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     The current fundamental investment restrictions for the Fund are set forth in Exhibit F.

     Each proposed change to the Fund's fundamental investment restrictions is discussed below. The proposed fundamental investment restrictions will provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval to operate under such interpretations or exemptions. Even though the Fund will have this flexibility, if the proposed fundamental investment restrictions are approved, several new non-fundamental investment restrictions (which function as internal operating guidelines) will become effective. AIM must follow these non-fundamental investment restrictions in managing the Fund. Of course, if circumstances change, the Board may change or eliminate any non-fundamental investment restriction in the future without shareholder approval. AIM has informed the Board that it does not expect any of the proposed changes, except as may be specifically noted below, to have a material impact on the Fund's operations.

     For each existing or proposed fundamental or non-fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the Fund's portfolio securities or the amount of its total assets will not be considered a violation of the restriction (with the exception of borrowing money from banks).

A. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION

WHAT ARE THE PROPOSED CHANGES?

     Upon the approval of Proposal 3A, the existing fundamental restriction with regard to issuer diversification would be changed to read as follows:

     The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

  Discussion:

     The Fund's current fundamental restriction on portfolio diversification lists the percentage standards set forth in the 1940 Act for a diversified fund. The proposed modified policy adopts the same 1940 Act standards. However, by not listing the percentage limitations, the proposed policy would change automatically if the 1940 Act Laws, Interpretations, and Exemptions change.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for the Fund:

     In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
     (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment adviser (an AIM Fund), subject to the terms and conditions of any exemptive orders issued by the SEC.

B.MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND
  BORROWING MONEY

WHAT ARE THE PROPOSED CHANGES?

     Upon the approval of Proposal 3B, the existing fundamental restriction on issuing senior securities and borrowing money would be modified as follows:

     The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

  Discussion:

     The 1940 Act establishes limits on the ability of the Fund to borrow money or issue "senior securities", a term that is defined, generally, to refer to obligations that have a priority over the Fund's shares of common stock with respect to the distribution of its assets or the payment of dividends. The Fund's current fundamental restriction on borrowing sets forth the percentage standard set forth in the 1940 Act. The proposed changes would make the Fund's restriction on borrowing money or issuing senior securities consistent and no more limiting than required by the 1940 Act. The Board believes that changing the Fund's fundamental restriction in this manner will provide flexibility for future contingencies.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for the Fund:

     In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers, or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

C. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES

WHAT ARE THE PROPOSED CHANGES?

     Upon the approval of Proposal 3C, the existing fundamental restriction on underwriting securities would be modified as follows:

     The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

  Discussion:

     The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the Fund's current restriction on underwriting securities as compared to other AIM Funds. The substance of the fundamental restriction would remain unchanged.

D. ADDITION OF FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION

WHAT ARE THE PROPOSED CHANGES?

     Upon the approval of Proposal 3D, the new fundamental restriction on industry concentration would be added to read as follows:

     The Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of domestic and foreign issuers in the energy sector.

  Discussion:

     The proposed addition of this restriction for the Fund would make fundamental the group of industries in which the Fund would concentrate its investments. The Fund intends to concentrate its investments in the securities of domestic and foreign issuers in the energy sector. The energy sector is comprised of companies that develop, produce, provide, operate, own or distribute products or services related to energy. Products or services include, but are not limited to, exploration, production, development, refinement, management, storage or distribution of oil, gas, electricity and coal, as well as nuclear, geothermal, oil shale, solar power and other alternative energy sources; onshore or offshore drilling; production and well maintenance; pipelines; energy conservation; pollution control technology; and equipment supply and services and plant design or construction. A company will be considered in the energy sector if (1) at least 50% of its gross income or its net sales are derived from activities in the energy sector; (2) at least 50% of its assets are devoted to producing revenues from the energy sector; or (3) based on other available information, AIM determines that its primary business is within the energy sector.

     The Board believes that adding this policy to the Fund's fundamental restrictions may affect its investment program under which the Fund normally invests at least 65% of its total assets in securities of domestic and foreign natural resources companies.

     If you approve the proposed addition, the following non-fundamental investment restriction would also become effective for the Fund:

     For purposes of the Fund's fundamental investment restriction regarding industry concentration, a company will be considered in the energy sector if (1) at least 50% of its gross income or its net sales come from activities in the energy sector; (2) at least 50% of its assets are devoted to producing revenues from the energy sector; or
     (3) based on other available information, AIM determines that its primary business is within the energy sector.

E. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS

WHAT ARE THE PROPOSED CHANGES?

     Upon the approval of Proposal 3E, the existing fundamental restriction on real estate investments would be modified as follows:

     The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

  Discussion:

     The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the Fund's current restriction on real estate investments as compared to other AIM Funds. The substance of the fundamental restriction would remain unchanged.

F.MODIFICATION OF FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING
   COMMODITIES

WHAT ARE THE PROPOSED CHANGES?

     Upon the approval of Proposal 3F, the existing fundamental restriction on purchasing or selling physical commodities would be modified as follows:

     The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

  Discussion:

     The proposed change to this fundamental restriction is intended to promote uniformity with the analogous fundamental restriction of other AIM Funds. The proposed restriction would narrow somewhat the scope of the current fundamen-tal restriction. Whereas the current fundamental restriction prohibits the purchase or sale of physical commodities without exception, the proposed fundamental restriction permits the purchase or sale of physical commodities acquired as a result of ownership of securities or other instruments.

G. MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS

WHAT ARE THE PROPOSED CHANGES?

     Upon the approval of Proposal 3G, the existing fundamental restriction on making loans would be modified as follows:

     The Fund may not make personal loans or loans of its assets to persons who control or are under the common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

  Discussion:

     The proposed change to this fundamental restriction is intended to promote uniformity with the analogous fundamental restriction of other AIM Funds. The proposed restriction would narrow somewhat the scope of the current fundamental restriction, which prohibits the Fund from making loans, subject to substantially the same exceptions as in the proposed restriction. The proposed restriction only prohibits personal loans or loans to persons who control or are under the common control of the Fund.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for the Fund:

     In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to another AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

H. MODIFICATION OF FUNDAMENTAL POLICY ON INVESTMENT IN INVESTMENT COMPANIES

WHAT ARE THE PROPOSED CHANGES?

     Upon the approval of Proposal 3H, the existing fundamental policy on investments in other investment companies would be modified as follows:

     The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

  Discussion:

     The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the Fund's current restriction on investment in investment companies as compared to other AIM Funds. The substance of the fundamental restriction would remain unchanged.

     If you approve the proposed restriction, the Fund will have the ability to invest all of its assets in another open-end investment company. Because the Fund intends to restructure so that it no longer invests its assets in the Portfolio, if you approve the proposed restriction, the following non-fundamental investment restriction will become effective for the Fund immediately after the restructuring occurs:

     Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objective, policies, and restrictions as the Fund.

WHEN WILL THE PROPOSED CHANGES BE EFFECTIVE?

     If you approve each of the above proposals, the proposed fundamental investment restrictions will replace the Fund's current fundamental investment restrictions. Accordingly, the proposed fundamental investment restrictions, along with the current fundamental investment restrictions which have not changed (if any) will become the fundamental investment restrictions under which the Fund will operate. If approved, the above restrictions may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). The Board anticipates that these proposals, if approved, will be effective upon appropriate disclosure being made in the Fund's Prospectus and Statement of Additional Information.

     If one or more of the changes contemplated by Proposal 2 are not approved by the Fund's shareholders, the related existing fundamental restriction(s) of the Fund will continue in effect.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 3?

     THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 3.

                   PROPOSAL 4: APPROVAL OF MAKING THE FUND'S
                      INVESTMENT OBJECTIVE NON-FUNDAMENTAL

WHAT AM I BEING ASKED TO APPROVE?

     The Fund's current investment objective is long-term growth of capital. The Fund's investment objective is fundamental; therefore, any change to it requires shareholder approval. The Board recommends that you approve making the Fund's investment objective non-fundamental.

     Making the Fund's investment objective non-fundamental gives the Board the flexibility to make appropriate changes to the investment objective if circumstances warrant without the commensurate expense of seeking a shareholder vote. The Board does not anticipate making changes to the Fund's investment objective at the present time. In the event the Board were to change the Fund's investment objective, shareholders would receive notice prior to the change being implemented.

WHEN WILL THE PROPOSED CHANGES BE EFFECTIVE?

     The Board anticipates that this proposal, if approved, will be effective upon appropriate disclosure being made in the Fund's Prospectus and Statement of Additional Information.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 4?

     THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 4.

                     PROPOSAL 5: RATIFICATION OF SELECTION
                         OF PRICEWATERHOUSECOOPERS LLP
                           AS INDEPENDENT ACCOUNTANTS

WHAT AM I BEING ASKED TO APPROVE?

     The Board has selected PricewaterhouseCoopers LLP (PwC) as independent accountants for the Fund for the fiscal year ending in 2001. You are being asked to ratify the selection of PwC as independent accountants.

WHY HAS THE BOARD SELECTED PWC AS THE INDEPENDENT ACCOUNTANTS?

     PwC was selected primarily on the basis of its expertise as auditors of investment companies, its independence from AIM and its affiliates, the quality of its audit services, and the competitiveness of the fees charged for these services. PwC also serves as independent accountants of some of the other AIM Funds.

     PwC, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Board of the Trust that they are independent accountants with respect to the Trust and each of its portfolios.

     The independent accountants examine annual financial statements for the Trust's portfolios and provide other non-audit and tax-related services to the Trust. The independent accountants also provide certain non-audit services to AIM and its affiliates. In determining that PwC was independent, the Board has considered whether the non-audit services provided by PwC to the Trust and AIM and its affiliates who provide services to the Trust are compatible with maintaining the independence of PwC in its audit of the portfolio and of the Fund.

WHAT DID THE TRUST PAY ITS INDEPENDENT ACCOUNTANTS DURING THE LAST FISCAL YEAR?

  Fund Related Fees

     Audit Fees. For the fiscal year ended October 31, 2000, the Trust paid approximately $391,562 in fees for professional services rendered by PwC for the audit of annual financial statements for the nine series portfolios of the Trust.

     All Other Fees. For the fiscal year ended October 31, 2000, PwC was also paid by the Trust approximately $26,500 for tax-related services rendered to the nine series portfolios of the Trust.

  Non-Fund Related Fees

     Financial Information Systems Design and Implementation Fees. There were no fees billed for financial information systems design and implementation services rendered by PwC to AIM and its affiliates that provide services to the Trust during the fiscal year ended October 31, 2000.

     All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to AIM and its affiliates who provide services to the Trust was approximately $792,000 for the fiscal year ended October 31, 2000.

WILL A REPRESENTATIVE FROM PWC BE AVAILABLE FOR QUESTIONS?

     The Board expects that a representative of PwC will be present at the meeting. The representative will have an opportunity to make a statement should he or she desire to do so and will be available to respond to shareholders' questions.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 5?

     THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 5.

                              GENERAL INFORMATION

WHO ARE THE EXECUTIVE OFFICERS OF THE TRUST?

     Information about the executive officers of the Trust is in Exhibit G.

WHAT IS THE SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN HOLDERS?

     Information about the ownership of each class of shares of each series of the Trust by the trustees and the executive officers of the Trust is in Exhibit
H. To the knowledge of the Trust's management, as of the record date, there were no beneficial owners of 5% or more of the outstanding shares of any class of any series of the Trust or the Trust in the aggregate, except as indicated in Exhibit H.

WHO ARE THE INVESTMENT ADVISER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER OF THE FUND?

     AIM serves as the investment adviser and administrator for the Fund.

     A I M Distributors, Inc. serves as the principal underwriter for the Fund. The principal address for AIM and A I M Distributors, Inc. is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

HAS THE FUND HIRED A PROXY SOLICITOR?

     The Trust has engaged the services of Georgeson Shareholder Communications Inc. (GSC) to assist in soliciting proxies for the meeting. The Trust estimates that the aggregate cost of GSC's services will be approximately $7,300. The Trust will bear the cost of soliciting proxies. The Trust expects to solicit proxies principally by mail, but either the Trust or GSC may also solicit proxies by telephone, facsimile, the Internet or personal interview. The Trust may also reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares of the Fund.

HOW CAN I SUBMIT A PROPOSAL?

     As a general matter, the Fund does not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of the Fund, you should send such proposal to the Trust, at the address set forth on the first page of this proxy statement. To be considered for presentation at a meeting of shareholders, the Trust must receive proposals a reasonable time before proxy materials are prepared relating to that meeting. Your proposal also must comply with applicable law.

                                 OTHER MATTERS

     The Board does not know of any matters to be presented at the meeting other than those set forth in this proxy statement. If any other business should properly come before the meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

                                                          By order of the Board,

                                                            /s/ CAROL F. RELIHAN
                                                                Carol F. Relihan
                                                                       Secretary

June 21, 2001

                                                                       EXHIBIT A

                         SHARES OF AIM INVESTMENT FUNDS
                          OUTSTANDING ON MAY 30, 2001

                                                              NUMBER OF SHARES
                                                               OUTSTANDING ON
NAME OF FUND (CLASS)                                            MAY 30, 2001
--------------------                                          ----------------
AIM Developing Markets Fund
  Class A...................................................   13,814,543.99
  Class B...................................................    7,019,961.64
  Class C...................................................      197,322.91
AIM Global Consumer Products and Services Fund
  Class A...................................................    3,213,209.73
  Class B...................................................    4,297,813.09
  Class C...................................................      167,328.83
AIM Global Financial Services Fund
  Class A...................................................    5,876,412.66
  Class B...................................................    5,618,715.69
  Class C...................................................    1,577,332.60
AIM Global Health Care Fund
  Class A...................................................   17,556,565.59
  Class B...................................................    6,669,162.81
  Class C...................................................      862,616.68
AIM Global Infrastructure Fund
  Class A...................................................    1,491,019.47
  Class B...................................................    1,719,372.75
  Class C...................................................       57,361.83
AIM Global Resources Fund
  Class A...................................................    1,129,725.85
  Class B...................................................    1,288,862.45
  Class C...................................................       94,879.39
AIM Global Telecommunications and Technology Fund
  Class A...................................................   57,511,034.17
  Class B...................................................   51,669,202.05
  Class C...................................................    4,385,758.73
AIM Latin American Growth Fund
  Class A...................................................    2,557,586.39
  Class B...................................................    1,799,917.72
  Class C...................................................       44,643.35
AIM Strategic Income Fund
  Class A...................................................    5,775,988.43
  Class B...................................................    7,228,l64.66
  Class C...................................................      124,692.73

                                                                       EXHIBIT B

                              AIM INVESTMENT FUNDS

                      MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this
     ----------------- day of
     -----------------, 2001, by and between AIM Investment Funds, a Delaware business trust (the "Trust") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest of the Trust, and as of the date of this Agreement, the Board of Trustees has created nine separate series portfolios (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and

     WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

          (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

     As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

     4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

     6. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

     7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

          (c) Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

          (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

          (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

     9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.

     10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commis-sions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     11. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

     12. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect until June 30, 2003, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

     14. Termination. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

     16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

     17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

     18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     20. License Agreement. The Trust shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.


Attest:                                  AIM INVESTMENT FUNDS
                                         (a Delaware business trust)
---------------------------------------  By:
Assistant Secretary
                                         --------------------------------------
(SEAL)                                       President


Attest:                                  A I M Advisors, Inc.
---------------------------------------  By:
Assistant Secretary
                                         --------------------------------------
(SEAL)                                       President

                                   APPENDIX A

                           FUNDS AND EFFECTIVE DATES

                                                               EFFECTIVE DATE OF
NAME OF FUND                                                   ADVISORY AGREEMENT
------------                                                   ------------------
AIM Global Resources Fund...................................   September 1, 2001

                                   APPENDIX B

                          COMPENSATION TO THE ADVISOR

     The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                           AIM GLOBAL RESOURCES FUND

NET ASSETS                                                     ANNUAL RATE
----------                                                     -----------
First $500 million..........................................    0.975%
Next $500 million...........................................     0.95%
Next $500 million...........................................    0.925%
On amounts thereafter.......................................     0.90%

                                                                       EXHIBIT C

                   PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS
                            OF A I M ADVISORS, INC.

     The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc.

NAME AND ADDRESS*           POSITION WITH AIM              PRINCIPAL OCCUPATION
-----------------           -----------------              --------------------
Gary T. Crum...........  Director and Senior        Director and President, A I M
                         Vice President             Capital Management, Inc.; Director
                                                    and Executive Vice President, A I
                                                    M Management Group Inc.; and
                                                    Director, A I M Distributors, Inc.
                                                    and AMVESCAP PLC.

Robert H. Graham.......  Director and President     Director, President and Chief
                                                    Executive Officer, A I M
                                                    Management Group Inc.; Director
                                                    and Senior Vice President, A I M
                                                    Capital Management, Inc., A I M
                                                    Distributors, Inc., A I M Fund
                                                    Services, Inc. and Fund Management
                                                    Company; and Director and Vice
                                                    Chairman, AMVESCAP PLC.

Dawn M. Hawley.........  Director, Senior Vice      Senior Vice President, Chief
                         President and Treasurer    Financial Officer, and Treasurer,
                                                    A I M Management Group Inc.; and
                                                    Vice President and Treasurer, A I
                                                    M Capital Management, Inc., A I M
                                                    Distributors, Inc., A I M Fund
                                                    Services, Inc. and Fund Management
                                                    Company.

Carol F. Relihan.......  Director, Senior Vice      Senior Vice President, General
                         President, General         Counsel and Secretary, A I M
                         Counsel and Secretary      Management Group Inc.; Director,
                                                    Vice President and General
                                                    Counsel, Fund Management Company;
                                                    Vice President and General
                                                    Counsel, A I M Fund Services,
                                                    Inc.; and Vice President, A I M
                                                    Capital Management, Inc. and A I M
                                                    Distributors, Inc.

---------------

* Each director and principal executive officer may be reached at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

                                                                       EXHIBIT D

                        FEES PAID TO AIM AND AFFILIATES
                           IN MOST RECENT FISCAL YEAR

     The following chart sets forth the fees paid by the Fund during the fiscal year ended October 31, 2000 to A I M Advisors, Inc. (AIM), and to affiliates of AIM.

                                         AIM
                                   (ADMINISTRATIVE           A I M              A I M FUND
NAME OF FUND                         SERVICES)*       DISTRIBUTORS, INC.**    SERVICES, INC.
------------                       ---------------    --------------------    --------------
AIM INVESTMENT FUNDS
AIM Global Resources Fund........      $50,000              $131,489             $101,769

---------------

 * Fees paid to AIM for administrative services for the most current fiscal year end were paid pursuant to agreements, other than the advisory agreement. The administrative and other services, other than the advisory services, currently provided by AIM will continue to be provided pursuant to the Master Administrative Services Agreement.

** Net amount received from Rule 12b-1 fees. Excludes amounts reallowed to broker-dealers, agents and other service providers.

                                                                       EXHIBIT E

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have a similar investment objective as AIM Global Resources Fund.

                                                                         FEE WAIVERS,
                                                                     EXPENSE LIMITATIONS
                                                 TOTAL NET ASSETS       AND/OR EXPENSE
                                                   FOR THE MOST         REIMBURSEMENTS
                             ANNUAL RATE             RECENTLY            FOR THE MOST
                          (BASED ON AVERAGE         COMPLETED         RECENTLY COMPLETED
NAME OF FUND              DAILY NET ASSETS)        FISCAL YEAR           FISCAL YEAR
------------            ----------------------  ------------------   --------------------
AIM Aggressive
  Growth Fund.........  0.80% of the first       $ 4,939,115,472     N/A
                        $150 million; 0.625%
                        of the excess over
                        $150 million
AIM Capital
  Development Fund....  0.75% of the first       $ 1,460,395,827     N/A
                        $350 million; 0.625%
                        of the excess over
                        $350 million
AIM Constellation
  Fund................  1.00% of the first $30   $21,307,141,865     Waive 0.025% of
                        million; 0.75% over                          advisory fee on
                        $30 million up to $150                       average net assets
                        million; 0.625% of the                       in excess of $5
                        excess over $150                             billion; 0.05% on
                        million                                      average net assets
                                                                     in excess of $10
                                                                     billion; 0.075% on
                                                                     average net assets
                                                                     in excess of $15
                                                                     billion; 0.10% on
                                                                     average net assets
                                                                     in excess of $20
                                                                     billion; 0.125% on
                                                                     average net assets
                                                                     in excess of $25
                                                                     billion; 0.150% on
                                                                     average net assets
                                                                     in excess of $30
                                                                     billion; 0.175% on
                                                                     average net assets
                                                                     over $35 billion
AIM Dent Demographic
  Trends Fund.........  0.85% of the first $2    $ 1,725,230,006     N/A
                        billion; 0.80% of the
                        excess over $2 billion
AIM Emerging
  Growth Fund.........  0.85% of the first $1    $   283,201,581     Expense
                        billion; 0.80% of the                        limitation -- Limit
                        excess over $1 billion                       Net Expenses: Class
                                                                     A, 1.68% Class B,
                                                                     2.37% Class C, 2.37%

                                                                         FEE WAIVERS,
                                                                     EXPENSE LIMITATIONS
                                                 TOTAL NET ASSETS       AND/OR EXPENSE
                                                   FOR THE MOST         REIMBURSEMENTS
                             ANNUAL RATE             RECENTLY            FOR THE MOST
                          (BASED ON AVERAGE         COMPLETED         RECENTLY COMPLETED
NAME OF FUND              DAILY NET ASSETS)        FISCAL YEAR           FISCAL YEAR
------------            ----------------------  ------------------   --------------------
AIM Large Cap Growth
  Fund................  0.75% of the first $1    $   514,872,051     Waive advisory fee
                        billion; 0.70% over $1                       and/or reimburse
                        billion up to $2                             expenses on Class A,
                        billion; 0.625% of the                       Class B and Class C
                        excess over $2 billion                       to extent necessary
                                                                     to limit Total
                                                                     Operating Expenses
                                                                     (excluding interest,
                                                                     taxes, dividend
                                                                     expense on short
                                                                     sales, extraordinary
                                                                     items, and increases
                                                                     in expenses
                                                                     resulting from
                                                                     expense offset
                                                                     arrangements, if
                                                                     any) of Class A
                                                                     shares to 1.95%
AIM Mid Cap Growth
  Fund................  0.80% of the first $1    $   248,775,142     N/A
                        billion; 0.75% of the
                        excess over $1 billion
AIM Weingarten Fund...  1.00% of the first $30   $11,196,519,691     Waive 0.025% of
                        million; 0.75% over                          advisory fee on
                        $30 million up to $350                       average net assets
                        million; 0.625% of the                       in excess of $5
                        excess over $350                             billion; 0.05% on
                        million                                      average net assets
                                                                     in excess of $10
                                                                     billion; 0.075% on
                                                                     average net assets
                                                                     in excess of $15
                                                                     billion; 0.10% on
                                                                     average net assets
                                                                     in excess of $20
                                                                     billion; 0.125% on
                                                                     average net assets
                                                                     in excess of $25
                                                                     billion; 0.150% on
                                                                     average net assets
                                                                     in excess of $30
                                                                     billion; 0.175% on
                                                                     average net assets
                                                                     over $35 billion

                                                                         FEE WAIVERS,
                                                                     EXPENSE LIMITATIONS
                                                 TOTAL NET ASSETS       AND/OR EXPENSE
                                                   FOR THE MOST         REIMBURSEMENTS
                             ANNUAL RATE             RECENTLY            FOR THE MOST
                          (BASED ON AVERAGE         COMPLETED         RECENTLY COMPLETED
NAME OF FUND              DAILY NET ASSETS)        FISCAL YEAR           FISCAL YEAR
------------            ----------------------  ------------------   --------------------
AIM Asian Growth
  Fund................  0.95% of the first       $   140,404,542     Waive advisory fee
                        $500 million; 0.90% of                       and/or reimburse
                        the excess over $500                         expenses on Class A,
                        million                                      Class B and Class C
                                                                     to extent necessary
                                                                     to limit Total
                                                                     Operating Expenses
                                                                     (excluding interest,
                                                                     taxes, dividend
                                                                     expense on short
                                                                     sales, extraordinary
                                                                     items, and increases
                                                                     in expenses due to
                                                                     expense offset
                                                                     arrangements, if
                                                                     any) of Class A
                                                                     shares to 1.92%
AIM European
  Development Fund....  0.95% of the first       $   497,383,325     N/A
                        $500 million; 0.90% of
                        the excess over $500
                        million
AIM Global Aggressive
  Growth Fund.........  0.90% of the first $1    $ 2,313,627,092     N/A
                        billion; 0.85% of the
                        excess over $1 billion
AIM Global
  Growth Fund.........  0.85% of the first $1    $ 1,692,210,413     Waive advisory fee
                        billion; 0.80% of the                        and/or reimburse
                        excess over $1 billion                       expenses on Class A,
                                                                     Class B and Class C
                                                                     to extent necessary
                                                                     to limit Total
                                                                     Operating Expenses
                                                                     (excluding interest,
                                                                     taxes, dividend
                                                                     expense on short
                                                                     sales, extraordinary
                                                                     items, and increases
                                                                     in expenses due to
                                                                     expense offset
                                                                     arrangements, if
                                                                     any) of Class A
                                                                     shares to 1.60%
AIM International
  Equity Fund.........  0.95% of the first $1    $ 3,577,476,822     Waive 0.05% of
                        billion; 0.90% of the                        advisory fee on
                        excess over $1 billion                       average net assets
                                                                     in excess of $500
                                                                     million

                                                                         FEE WAIVERS,
                                                                     EXPENSE LIMITATIONS
                                                 TOTAL NET ASSETS       AND/OR EXPENSE
                                                   FOR THE MOST         REIMBURSEMENTS
                             ANNUAL RATE             RECENTLY            FOR THE MOST
                          (BASED ON AVERAGE         COMPLETED         RECENTLY COMPLETED
NAME OF FUND              DAILY NET ASSETS)        FISCAL YEAR           FISCAL YEAR
------------            ----------------------  ------------------   --------------------
AIM European Small
  Company Fund........  0.95%                    $    12,529,312     Waive advisory fee
                                                                     and/or reimburse
                                                                     expenses on Class A,
                                                                     Class B and Class C
                                                                     to extent necessary
                                                                     to limit Total
                                                                     Operating Expenses
                                                                     (excluding interest,
                                                                     taxes, dividend
                                                                     expense on short
                                                                     sales, extraordinary
                                                                     items, and increases
                                                                     in expenses
                                                                     resulting from
                                                                     expense offset
                                                                     arrangements, if
                                                                     any) of Class A
                                                                     shares to 2.00%
AIM International
  Emerging Growth
  Fund................  0.95%                    $    10,266,398     Waive advisory fee
                                                                     and/or reimburse
                                                                     expenses on Class A,
                                                                     Class B and Class C
                                                                     to extent necessary
                                                                     to limit Total
                                                                     Operating Expenses
                                                                     (excluding interest,
                                                                     taxes, dividend
                                                                     expense on short
                                                                     sales, extraordinary
                                                                     items, and increases
                                                                     in expenses
                                                                     resulting from
                                                                     expense offset
                                                                     arrangements, if
                                                                     any) of Class A
                                                                     shares to 2.00%
AIM New Technology
  Fund................  1.00%                    $    75,376,377     Waive advisory fee
                                                                     and/or reimburse
                                                                     expenses on Class A,
                                                                     Class B and Class C
                                                                     to extent necessary
                                                                     to limit Total
                                                                     Operating Expenses
                                                                     (excluding interest,
                                                                     taxes, dividend
                                                                     expense on short
                                                                     sales, extraordinary
                                                                     items, and increases
                                                                     in expenses
                                                                     resulting from
                                                                     expense offset
                                                                     arrangements, if
                                                                     any) of Class A
                                                                     shares to 1.70%

                                                                         FEE WAIVERS,
                                                                     EXPENSE LIMITATIONS
                                                 TOTAL NET ASSETS       AND/OR EXPENSE
                                                   FOR THE MOST         REIMBURSEMENTS
                             ANNUAL RATE             RECENTLY            FOR THE MOST
                          (BASED ON AVERAGE         COMPLETED         RECENTLY COMPLETED
NAME OF FUND              DAILY NET ASSETS)        FISCAL YEAR           FISCAL YEAR
------------            ----------------------  ------------------   --------------------
AIM Select Growth
  Fund................  0.80% of the first       $ 1,265,476,063     N/A
                        $150 million; 0.625%
                        of the excess over
                        $150 million
AIM Small Cap
  Equity Fund.........  0.85%                    $    58,218,875     Waive advisory fee
                                                                     and/or reimburse
                                                                     expenses on Class A,
                                                                     Class B and Class C
                                                                     to extent necessary
                                                                     to limit Total
                                                                     Operating Expenses
                                                                     (excluding interest,
                                                                     taxes, dividend
                                                                     expense on short
                                                                     sales, extraordinary
                                                                     items, and increases
                                                                     in expenses
                                                                     resulting from
                                                                     expense offset
                                                                     arrangements, if
                                                                     any) of Class A
                                                                     shares to 1.76%
AIM Value II Fund.....  0.75%                    $   148,758,600     Waive advisory fee
                                                                     and/or reimburse
                                                                     expenses on Class A,
                                                                     Class B and Class C
                                                                     to extent necessary
                                                                     to limit Total
                                                                     Operating Expenses
                                                                     (excluding interest,
                                                                     taxes, dividend
                                                                     expense on short
                                                                     sales, extraordinary
                                                                     items, and increases
                                                                     in expenses
                                                                     resulting from
                                                                     expense offset
                                                                     arrangements, if
                                                                     any) of Class A
                                                                     shares to 1.40%
AIM Worldwide Spectrum
  Fund................  0.85%                    $     1,109,786     Expense
                                                                     limitation -- Limit
                                                                     Net Expenses: Class
                                                                     A, 1.80% Class B,
                                                                     2.47% Class C, 2.47%
AIM V.I. Aggressive
  Growth Fund.........  0.80% of first $150      $   103,180,866     Expense
                        million; 0.625% of the                       limitation -- 1.16%
                        excess over $150
                        million;
AIM V.I. Capital
  Appreciation Fund...  0.65% of first $250      $ 1,534,208,701     N/A
                        million; 0.60% of the
                        excess over $250
                        million

                                                                         FEE WAIVERS,
                                                                     EXPENSE LIMITATIONS
                                                 TOTAL NET ASSETS       AND/OR EXPENSE
                                                   FOR THE MOST         REIMBURSEMENTS
                             ANNUAL RATE             RECENTLY            FOR THE MOST
                          (BASED ON AVERAGE         COMPLETED         RECENTLY COMPLETED
NAME OF FUND              DAILY NET ASSETS)        FISCAL YEAR           FISCAL YEAR
------------            ----------------------  ------------------   --------------------
AIM V.I. Capital
  Development Fund....  0.75% of first $350      $    74,874,058     Expense
                        million; 0.625% of the                       limitation -- 1.19%
                        excess over $350
                        million
AIM V.I. Dent
  Demographic Trends
  Fund................  0.85% of first $2        $    41,299,588     Expense
                        billion; 0.80% of the                        limitation -- 1.50%
                        excess over $2 billion
AIM V.I. Growth Fund..  0.65% of first $250      $   879,182,306     N/A
                        million; 0.60% of the
                        excess over $250
                        million
AIM V.I. International
  Equity Fund.........  0.75% of first $250      $   437,336,252     N/A
                        million; 0.70% of the
                        excess over $250
                        million
AIM Summit Fund.......  1.00% of the first $10   $ 3,412,608,657     N/A
                        million; 0.75% of the
                        next $140 million;
                        0.625% in excess of
                        $150 million
AIM Large Cap
  Opportunities
  Fund................  Base fee of 1.50%;       $   766,818,189     N/A
                        maximum annual
                        performance adjustment
                        of +/-1.00%
AIM Mid Cap
  Opportunities
  Fund................  Base fee of 1.50%;       $   631,268,070     Expense
                        maximum annual                               limitation -- Limit
                        performance adjustment                       Class A, Class B and
                        of +/-1.00%                                  Class C to the
                                                                     extent necessary to
                                                                     limit expenses
                                                                     (excluding
                                                                     management fee, Rule
                                                                     12b-1 distribution
                                                                     plan fee, interest
                                                                     expense, taxes,
                                                                     dividend expenses on
                                                                     short sales,
                                                                     extraordinary items,
                                                                     and increases due to
                                                                     offset arrangements,
                                                                     if any) of Class A
                                                                     shares to 0.50%
AIM Small Cap
  Opportunities
  Fund................  Base fee of 1.00%;       $   814,981,144     N/A
                        maximum annual
                        performance adjustment
                        of +/-0.75%

                                                                         FEE WAIVERS,
                                                                     EXPENSE LIMITATIONS
                                                 TOTAL NET ASSETS       AND/OR EXPENSE
                                                   FOR THE MOST         REIMBURSEMENTS
                             ANNUAL RATE             RECENTLY            FOR THE MOST
                          (BASED ON AVERAGE         COMPLETED         RECENTLY COMPLETED
NAME OF FUND              DAILY NET ASSETS)        FISCAL YEAR           FISCAL YEAR
------------            ----------------------  ------------------   --------------------
AIM Basic Value
  Fund................  First $500 million       $   883,688,314     Expense
                        0.725%; Next $500                            limitation -- Limit
                        million 0.70%; Next                          Net Expenses: Class
                        $500 million 0.675%;                         A, 1.32% Class B,
                        0.65% of excess over                         1.97% Class C, 1.97%
                        $1.5 billion
AIM Euroland Growth
  Fund................  First $500 million       $   452,608,692     Expense
                        0.975%; Next $500                            limitation -- Limit
                        million 0.95%; Next                          Net Expenses: Class
                        $500 million 0.925%;                         A, 2.00% Class B,
                        excess over 0.90%                            2.65% Class C, 2.65%
AIM Japan Growth
  Fund................  First $500 million       $   104,901,981     Expense
                        0.975%; Next $500                            limitation -- Limit
                        million 0.95%; Next                          Net Expenses: Class
                        $500 million 0.925%;                         A, 2.00% Class B,
                        excess over 0.90%                            2.65% Class C, 2.65%
AIM Mid Cap Equity
  Fund................  First $500 million       $   489,877,400     Expense
                        0.725%; Next $500                            limitation -- Limit
                        million 0.70%; Next                          Net Expenses: Class
                        $500 million 0.675%;                         A, 1.75% Class B,
                        excess over 0.65%                            2.40% Class C, 2.40%
AIM Small Cap Growth
  Fund................  First $500 million       $   839,488,854     Expense
                        0.725%; Next $500                            limitation -- Limit
                        million 0.70%; Next                          Net Expenses: Class
                        $500 million 0.675%;                         A, 1.75% Class B,
                        0.65% of excess over                         2.40% Class C, 2.40%
                        $1.5 billion
AIM Global Consumer
  Products and
  Services Fund.......  First $500 million       $   196,920,501     Expense
                        0.975%; Next $500                            limitation -- Limit
                        million 0.95%; Next                          Net Expenses: Class
                        $500 million 0.925%;                         A, 2.00% Class B,
                        0.90% of excess over                         2.50% Class C, 2.50%
                        $1.5 billion*
AIM Global Financial
  Services Fund.......  First $500 million       $   208,680,201     Expense
                        0.975%; Next $500                            limitation -- Limit
                        million 0.95%; Next                          Net Expenses: Class
                        $500 million 0.925%;                         A, 2.00% Class B,
                        0.90% of excess over                         2.50% Class C, 2.50%
                        $1.5 billion

                                                                         FEE WAIVERS,
                                                                     EXPENSE LIMITATIONS
                                                 TOTAL NET ASSETS       AND/OR EXPENSE
                                                   FOR THE MOST         REIMBURSEMENTS
                             ANNUAL RATE             RECENTLY            FOR THE MOST
                          (BASED ON AVERAGE         COMPLETED         RECENTLY COMPLETED
NAME OF FUND              DAILY NET ASSETS)        FISCAL YEAR           FISCAL YEAR
------------            ----------------------  ------------------   --------------------
AIM Global Health Care
  Fund................  First $500 million       $   617,645,105     Expense
                        0.975%; Next $500                            limitation -- Limit
                        million 0.95%; Next                          Net Expenses: Class
                        $500 million 0.925%;                         A, 2.00% Class B,
                        0.90% of excess over                         2.50% Class C, 2.50%
                        $1.5 billion
AIM Global
  Infrastructure
  Fund................  First $500 million       $    53,535,652     Expense
                        0.975%; Next $500                            limitation -- Limit
                        million 0.95%; Next                          Net Expenses: Class
                        $500 million 0.925%;                         A, 2.00% Class B,
                        0.90% of excess over                         2.50% Class C, 2.50%
                        $1.5 billion
AIM Global
  Telecommunications
  and Technology
  Fund................  First $500 million       $ 3,043,176,488     Expense
                        0.975%; Next $500                            limitation -- Limit
                        million 0.95%; Next                          Net Expenses: Class
                        $500 million 0.925%;                         A, 2.00% Class B,
                        0.90% of excess over                         2.50% Class C, 2.50%
                        $1.5 billion
AIM Latin American
  Growth Fund.........  First $500 million       $    76,133,127     Expense
                        0.975%; Next $500                            limitation -- Limit
                        million 0.95%; Next                          Net Expenses: Class
                        $500 million 0.925%;                         A, 2.00% Class B,
                        0.90% of excess over                         2.50% Class C, 2.50%
                        $1.5 billion
AIM Global Trends
  Fund................  First $500 million       $    44,818,584     Expense
                        0.975%; Next $500                            limitation -- Limit
                        million 0.95%; Next                          Net Expenses: Class
                        $500 million 0.925%;                         A, 2.00% Class B,
                        0.90% of excess over                         2.50% Class C, 2.50%
                        $1.5 billion

---------------

* Reflects management and administration fees for both master and feeder funds.

                                                                       EXHIBIT F

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

     AIM Global Resources Fund may not:

          (a) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

          (b) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

          (c) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

          (d) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

          (e) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

          (f) Purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.

     Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) on an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

                                                                       EXHIBIT G

                             EXECUTIVE OFFICERS OF
                              AIM INVESTMENT FUNDS

     The following table provides information with respect to the executive officers of the Trust. Each executive officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the Trust is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

NAME, AGE AND POSITION                               PRINCIPAL OCCUPATION(S)
WITH THE COMPANY           OFFICER SINCE               DURING PAST 5 YEARS
----------------------     -------------             -----------------------
Robert H. Graham (54)...  August 31, 1998  See director table under Proposal 1.
  Chairman
  President
Gary T. Crum (53).......  May 7, 1998      Director and President, A I M Capital
  Vice President                           Management, Inc.; Director and Executive
                                           Vice President, A I M Management Group
                                           Inc.; Director and Senior Vice President, A
                                           I M Advisors, Inc.; and Director, A I M
                                           Distributors, Inc. and AMVESCAP PLC.
Carol F. Relihan (46)...  May 7, 1998      Director, Senior Vice President, General
  Vice President                           Counsel and Secretary, A I M Advisors,
  Secretary                                Inc.; Senior Vice President, General
                                           Counsel and Secretary, A I M Management
                                           Group Inc.; Director, Vice President and
                                           General Counsel, Fund Management Company;
                                           Vice President and General Counsel, A I M
                                           Fund Services, Inc.; and Vice President, A
                                           I M Capital Management, Inc. and A I M
                                           Distributors, Inc.
Melville B. Cox (57)....  May 7, 1998      Vice President and Chief Compliance
  Vice President                           Officer, A I M Advisors, Inc., A I M
                                           Capital Management, Inc., A I M
                                           Distributors, Inc., A I M Fund Services,
                                           Inc. and Fund Management Company.
Dana R. Sutton (42).....  May 7, 1998      Vice President and Fund Controller, A I M
  Vice President                           Advisors, Inc.; and Assistant Vice
  Treasurer                                President and Assistant Treasurer, Fund
                                           Management Company.

                                                                       EXHIBIT H

                      SECURITY OWNERSHIP OF CERTAIN OWNERS
                                 AND MANAGEMENT

                        SECURITY OWNERSHIP OF MANAGEMENT

     To the best of the knowledge of the Trust, the ownership of shares of the Fund by executive officers and trustees of the Trust as a group constituted less than 1% of the outstanding shares of each class of the Fund as of May 30, 2001.

SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS

     To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding shares of each class of the Fund as of May 30, 2001, and the amount of the outstanding shares owned of record or beneficially by such holders, are set forth below.

                                                                  PERCENT
                                                                  OF CLASS                    PERCENT OF
                                                       SHARES      OWNED        SHARES          CLASS
                                                      OWNED OF       OF          OWNED          OWNED
 FUND (CLASS)    NAME AND ADDRESS OF RECORD OWNER      RECORD      RECORD    BENEFICIALLY    BENEFICIALLY
 ------------    --------------------------------     --------    --------   ------------    ------------
AIM Global
 Resources
 Fund
 Class A......  Merrill Lynch Pierce Fenner & Smith   75,701.78     6.70%         -0-             -0-
                FBO The Sole Benefit of Customers
                Attn: Fund Administration
                4800 Deer Lake Dr. East, 2nd Floor
                Jacksonville, FL 32246
 Class B......  Merrill Lynch Pierce Fenner & Smith  126,010.34     9.78%         -0-             -0-
                FBO The Sole Benefit of Customers
                Attn: Fund Administration
                4800 Deer Lake Dr. East, 2nd Floor
                Jacksonville, FL 32246
 Class C......  Merrill Lynch Pierce Fenner & Smith   32,056.73    33.79%         -0-             -0-
                FBO The Sole Benefit of Customers
                Attn: Fund Administration
                4800 Deer Lake Dr. East, 2nd Floor
                Jacksonville, FL 32246
                Donaldson Lufkin Jenrette             10,546.13    11.12%         -0-             -0-
                Securities Corporation Inc.
                P.O. Box 2052
                Jersey City, NJ 07303-9998
                NFSC FEBO                                   -0-      -0-     6,920.42            7.29%
                NFSC/FMTC IRA
                FBO Victor Gregory
                4707 Albert Road
                Bensalem, PA 19020
                ITC Cust. Rollover IRA                      -0-      -0-     6,172.84            6.51%
                FBO David L. Hayward
                7602 20th Ave.
                Kenosha, WI 53140

---------------

 * The Trust has no knowledge as to whether all or any position of the shares owned of record are also owned beneficially.

GROUP H

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
PROXY CARD     PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!       PROXY CARD

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2001

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES

***  CONTROL NUMBER:  999  999  999  999    ***


AIM GLOBAL RESOURCES FUND
A PORTFOLIO OF AIM INVESTMENT FUNDS

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on August 17, 2001, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

                                         Proxy must be signed and dated below.

                                        Dated ________________________
                                        ______________________________________
                                       |                                      |
                                       |                                      |
                                       |______________________________________|
                                           Signature(s) (if held jointly)

                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. All joint
                                       owners should sign. When signing as
                                       executor, administrator, attorney,
                                       trustee or guardian or as custodian
                                       for a minor, please give full title
                                       as such. If a corporation, please
                                       sign in full corporate name and
                                       indicate the signer's office. If a
                                       partner, sign in the partnership name.

                                                                   561,661,361

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.   |X|                  FOR    WITHHOLD    FOR ALL
PLEASE DO NOT USE FINE POINT PENS.                                                                 ALL    AUTHORITY   EXCEPT
                                                                                                           FOR ALL
                                                                                                           NOMINEES

1. To elect twelve individuals to the Board of Trustees of AIM Investment Funds,                    O         O           O  1.
   each of whom will serve until his or her successor is elected and qualified:

   01  Robert H. Graham  04  Bruce L. Crockett   07  Edward K. Dunn, Jr. 10  Prema Mathai-Davis
   02  Frank S. Bayley   05  Owen Daly II        08  Jack M. Fields      11  Lewis F. Pennock
   03  Ruth H. Quigley   06  Albert R. Dowden    09  Carl Frischling     12  Louis S. Sklar

   To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line provided.
   ____________________________________________________________________________________________
                                                                                                    FOR    AGAINST     ABSTAIN
2. To approve a new Investment Advisory Agreement with A I M Advisors, Inc.                         O         O           O  2.

3. To approve changing the Fund's fundamental investment restrictions.
   a) Modification of Fundamental Restriction on Portfolio Diversification.                         O         O           O  3a.

   b) Modification of Fundamental Restriction on Issuing Senior Securities and Borrowing Money.     O         O           O  3b.

   c) Modification of Fundamental Restriction on Underwriting Securities.                           O         O           O  3c.

   d) Addition of Fundamental Restriction on Industry Concentration.                                O         O           O  3d.

   e) Modification of Fundamental Restriction on Real Estate Investments.                           O         O           O  3e.

   f) Modification of Fundamental Restriction on Purchasing or Selling Commodities.                 O         O           O  3f.

   g) Modification of Fundamental Restriction on Making Loans.                                      O         O           O  3g.

   h) Modification of Fundamental Policy on Investment in Investment Companies.                     O         O           O  3h.

4. To approve making the investment objective of the Fund non-fundamental.                          O         O           O  4.

5. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants                 O         O           O  5.
   for the fiscal year ending in 2001.

6. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
   THE MEETING OR ANY ADJOURNMENT THEREOF.
                                                                                                         561,661,361
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